SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                                  February 6, 1997




                                  Mallinckrodt Inc.
               (Exact name of registrant as specified in its charter)




           New York                  1-483            36-1263901
(State or other jurisdiction     (Commission      (I.R.S. Employer
    of incorporation)            File Number)     Identification No.)



 7733 Forsyth Boulevard, St. Louis, MO                63105-1820
(Address of principal executive offices)              (ZIP Code)


Registrant's telephone number,                     (314) 854-5200
    including area code

Item 5.  Other Events
A press release was issued February 5, 1997. The relevant portion of that release was as follows:

MALLINCKRODT ANNOUNCES ROCHE WILL ACQUIRE
TASTEMAKER OPERATIONS; REITERATES FOCUS
ON CORE BUSINESSES, SHARE REPURCHASES

ST. LOUIS, Mo., February 5, 1997 - Mallinckrodt Inc. (NYSE:MKG) announced today that it has signed an agreement to divest its 50 percent share of the Tastemaker business, a flavors joint venture with Hercules Incorporated, to Roche, based in Basel, Switzerland.
     Closing is anticipated within 60 to 90 days, subject to receiving necessary regulatory and other customary approvals. The transaction is expected to have a net value to Mallinckrodt of approximately $550 million, which includes an exchange of stock and debt assumption.
     Mallinckrodt Chairman and Chief Executive Officer C. Ray Holman said that the transaction is in line with the company's announcement last August to divest the Tastemaker flavors business and its animal health business and the desire to focus on and expand its core businesses, human healthcare and specialty chemicals.
     "We also want our shareholders to benefit from the value created by the partners with the Tastemaker joint venture," Holman said. "We expect, during the next 18 months, to make incremental share repurchases of up to $250 million over and above previously announced programs, depending on conditions in the open market and other strategic priorities.
     For Tastemaker, we are delighted that the new owner is such an excellent strategic fit," Holman said. "That business is well-positioned to realize its full potential."
     Mallinckrodt's financial results will be restated to reflect Tastemaker and related matters as discontinued operations, effective with the company's recently closed second quarter. The restated consolidated sales and earnings are shown on the attached tables.
     Mallinckrodt Inc. is an international growth company serving markets in human healthcare and chemicals. Dedicated to improving healthcare and chemistry, the company is a major producer of diagnostic imaging agents, medical devices, analgesic pharmaceuticals, catalysts, and laboratory and microelectronic chemicals. The St. Louis, Missouri-based company, with fiscal 1996 net sales of $2.2 billion, sells more than 2,000 products in more than 100 countries. Mallinckrodt employs about 10,400 people worldwide. The Mallinckrodt web site and address is
<www.mallinckrodt.com>.

                           MALLINCKRODT INC.
                   CONSOLIDATED SALES AND EARNINGS
                             FISCAL 1997
                (in millions, except per share amounts)

                                    Quarter
                               -------------------
                                                     Year to
                                First(1)    Second    Date(1)
                               ---------    ------   ---------
Net sales
  Human healthcare             $  361.7    $ 372.4   $  734.1
  Specialty chemicals              80.5       80.6      161.1
  Animal health                    99.4      118.1      217.5
  Intersegment sales                (.2)                  (.2)
                               ---------   --------  ---------
Consolidated                   $  541.4    $ 571.1   $1,112.5
                               =========   ========  =========


Operating earnings (loss)
  Human healthcare             $   67.4$   $  68.4   $  135.8
  Specialty chemicals               5.5        6.0       11.5
  Animal health                     (.1)       9.6        9.5
  Corporate                        (6.6)      (7.4)     (14.0)
                               ---------   --------  ---------
                                   66.2       76.6      142.8
Interest and other
  nonoperating income, net          4.5        6.4       10.9
Interest expense                  (13.9)     (11.8)     (25.7)
                                --------    -------  ---------
Earnings from
  continuing operations
  before income taxes              56.8       71.2      128.0
Income tax provision               21.0       26.0       47.0
                               ---------    -------  ---------
Earnings from
  continuing operations            35.8       45.2       81.0
Discontinued operations             (.4)      (1.7)      (2.1)
                               ---------    -------  ---------
Net earnings                       35.4       43.5       78.9
Preferred stock dividends           (.1)       (.1)       (.2)
                               ---------   --------  ---------
Available for common
  shareholders                 $   35.3    $  43.4   $   78.7
                               =========   ========  =========

Earnings per common share
  Continuing operations        $    .47    $   .59   $   1.07
  Discontinued operations                     (.02)      (.03)
                               ---------   --------  ---------
Net earnings                   $    .47    $   .57   $   1.04
                               =========   ========  =========

Average common shares              75.5       75.8       75.6



        See accompanying notes for additional information.

                            MALLINCKRODT INC.
                     CONSOLIDATED SALES AND EARNINGS
                (in millions, except per share amounts)

<CAPTIONS>

                                   Year Ended June 30
                         ----------------------------------------------------
                          1996(3)     1995      1994(4)    1993(5)    1992(6)
                         ---------  --------   --------  ----------  ---------
Net sales
  Human healthcare       $1,422.7   $1,336.8   $1,193.2    $1,047.6   $  854.4
  Specialty chemicals       332.0      251.8      155.9       130.9      133.9
  Animal health             455.8      454.9      429.5       448.6      469.6
  Divested operations(2)                                                  27.5
  Intersegment sales          (.3)       (.3)       (.7)        (.3)       (.1)
                          --------  ---------   ---------  ---------- ---------

Consolidated             $2,210.2   $2,043.2   $1,777.9    $1,626.8   $1,485.3
                         =========  ========   =========  ==========  =========

Operating earnings(loss)
  Human healthcare       $  309.0   $  276.0   $  178.1    $  216.9   $  166.8
  Specialty chemicals        27.9       20.6       12.5       (50.2)       7.5
  Animal health              34.9       28.7        1.0      (276.6)      29.8
  Divested operations(2)                                                   4.8
  Corporate                 (41.4)     (28.8)     (30.2)      (35.6)     (30.6)
  Eliminations                (.3)        .2         .1                    (.5)
                         ---------  ---------   --------   ----------  --------
                            330.1      296.7      161.5      (145.5)     177.8
Interest and other
  nonoperating income
  (expense), net              (.3)      (4.2)       (.4)        2.6       15.3
Interest expense            (56.2)     (55.5)     (40.0)      (37.4)     (39.9)
                         ---------  ---------   --------   ----------  --------
Earnings (loss) from
  continuing operations
  before income taxes       273.6      237.0      121.1      (180.3)     153.2
Income tax provision
 (benefit)                  101.0       88.8       44.6       (36.6)      55.9
                         ---------  ---------   --------   ----------  --------
Earnings (loss) from
  continuing operations     172.6      148.2       76.5      (143.7)      97.3
Discontinued operations      39.3       32.1       27.3        23.9       30.2
                        ---------   --------   --------   ----------  --------
Earnings (loss) before
  cumulative effect of
  accounting changes        211.9      180.3      103.8      (119.8)     127.5
Cumulative effect of
  accounting changes                                          (80.6)
                         --------  ---------   ---------   ---------   -------
Net earnings (loss)         211.9      180.3      103.8      (200.4)     127.5
Preferred stock dividends     (.4)       (.4)       (.4)        (.4)       (.4)
                         --------  ---------   ---------   ---------   -------
Available for common
  shareholders           $  211.5   $  179.9   $  103.4    $ (200.8)   $ 127.1
                         ========   ========   =========   =========   =======

Earnings (loss) per
  common share
Continuing operations    $   2.26   $   1.91    $   .98    $  (1.86)   $  1.24
Discontinued operations       .51        .41        .35         .30        .39
                         --------   --------    -------    ---------   -------

Earnings (loss) before
  cumulative effect of
  accounting changes         2.77       2.32       1.33      (1.56)       1.63
Cumulative effect of
  accounting changes                                         (1.04)
                         ---------  ---------   --------   ---------   --------
Net earnings (loss)      $   2.77   $   2.32    $  1.33    $ (2.60)    $  1.63
                         =========  =========   ========   =========   ========
Average common shares        76.3       77.5       77.6       77.4        77.8

                  See accompanying notes for additional information.

                                MALLINCKRODT INC.
                        CONSOLIDATED SALES AND EARNINGS
                                 FISCAL 1996
                   (in millions, except per share amounts)

<CAPTIONS>
                                                Quarter
                              -------------------------------------

                           First    Second(3)    Third     Fourth      Year
                         ---------  ---------   -------   ---------   ---------
Net sales
  Human healthcare       $  316.1   $  331.9    $ 374.3   $ 400.4    $1,422.7
  Specialty chemicals        75.1       80.3       86.1      90.5       332.0
  Animal health             101.0      116.0      112.4     126.4       455.8
  Intersegment sales          (.1)                  (.2)                  (.3)
                         ---------  ---------   --------  ---------   ---------
Consolidated             $  492.1   $  528.2    $ 572.6   $  617.3   $2,210.2
                         =========  =========   ========  =========   =========


Operating earnings
  Human healthcare       $   62.0   $   68.4    $  81.6   $   97.0   $  309.0
  Specialty chemicals         4.6        5.5        7.4       10.4       27.9
  Animal health               5.0        4.2        7.6       18.1       34.9
  Corporate                  (7.5)      (7.1)      (8.6)     (18.2)     (41.4)
  Eliminations                (.1)       (.2)                             (.3)
                         ---------  ---------   --------   --------   ---------
                             64.0       70.8       88.0      107.3      330.1

Interest and other
  nonoperating income
  (expense), net              (.4)       (.5)       (.7)       1.3        (.3)
Interest expense            (13.9)     (14.7)     (14.9)     (12.7)     (56.2)
                         ---------  ---------   --------   --------   ---------
Earnings from
  continuing operations
  before income taxes        49.7       55.6       72.4       95.9      273.6
Income tax provision         18.6       20.9       26.8       34.7      101.0
                         ---------  ---------   --------   --------   ---------
Earnings from
  continuing operations      31.1       34.7       45.6       61.2      172.6
Discontinued operations       8.1       22.6        2.8        5.8       39.3
                         ---------  ---------   --------   --------   ---------
Net earnings                 39.2       57.3       48.4       67.0      211.9
Preferred stock dividends     (.1)       (.1)       (.1)       (.1)       (.4)
                         ---------  ---------   --------   --------   ---------
Available for common
  shareholders           $   39.1   $   57.2    $  48.3    $  66.9    $ 211.5
                         =========  =========   ========   ========   =========

Earnings per common share
  Continuing operations  $    .40   $    .45    $   .60    $   .81    $  2.26
  Discontinued operations     .10        .30        .04        .08        .51
                         ---------  ---------   --------   ---------  ---------
Net earnings             $    .50   $    .75    $   .64    $   .89    $  2.77
                         =========  =========   ========   =========  =========

Average common shares        77.9       76.4       75.5       75.4       76.3

Earnings per share for the four quarters of fiscal 1996 are more than full year per share results by $.01 from a decrease in common shares outstanding.

See accompanying notes for additional information.

                             MALLINCKRODT INC.
                 CONSOLIDATED OPERATING COSTS AND EXPENSES
                                   FISCAL 1997
                                  (in millions)


                                     Quarter
                              -------------------

                                                     Year to
                               First(1)    Second      Date
                              ---------    -------   ---------

Net sales                       $541.4     $571.1    $1,112.5
                              =========    =======   =========
Operating costs and
  expenses:
  Cost of goods sold            $296.3     $307.9      $604.2
  Selling, administrative
    and general expenses         146.4      151.4       297.8
  Research and development
    expenses                      36.0       34.2        70.2
  Other operating (income)
    expense, net                  (3.5)       1.0        (2.5)
                              ---------    -------   ---------

Total operating costs and
  expenses                       475.2      494.5       969.7
                              ---------    -------   ---------

Operating earnings              $ 66.2     $ 76.6    $  142.8
                              =========    =======   =========


        See accompanying notes for additional information.

                                MALLINCKRODT INC.
                  CONSOLIDATED OPERATING COSTS AND EXPENSES
                                (in millions)


<CAPTIONS>
                                  Year Ended June 30
                           ----------------------------------------------------

                            1996(3)     1995      1994(4)   1993(5)    1992(6)
                           ---------   ---------  ---------  --------  --------


Net sales                  $2,210.2    $2,043.2   $1,777.9  $1,626.8   $1,485.3
                           ========   =========   ========  ========   ========

Operating costs and
  expenses:
  Cost of goods sold       $1,192.8    $1,102.8   $  931.9  $  861.6  $  785.0
  Selling, administrative
    and general expenses      584.9       552.8      496.7     487.1     446.0
  Research and development
    expenses                  116.2        97.8       95.3      95.4      85.1
  Restructuring charge                                93.9     334.1
  Other operating income, net (13.8)       (6.9)      (1.4)     (5.9)     (8.6)
                           ---------   ---------  ---------  --------  --------
Total operating costs and
  expenses                  1,880.1     1,746.5    1,616.4   1,772.3   1,307.5
                           ---------   ---------  ---------  --------  --------


Operating earnings (loss)  $  330.1    $  296.7   $  161.5   $(145.5)  $ 177.8
                           =========   =========  =========  ========  ========


            See accompanying notes for additional information.

                               MALLINCKRODT INC.
                 CONSOLIDATED OPERATING COSTS AND EXPENSES
                                 FISCAL 1996
                                (in millions)

<CAPTIONS>
                                            Quarter
                              -----------------------------------------
                              First   Second(3)    Third    Fourth      Year
                             -------  ---------   --------  -------  ---------
Net sales                     $492.1    $528.2     $572.6   $617.3   $2,210.2
                             =======  =========   ========  =======  =========

Operating costs and
  expenses:
  Cost of goods sold          $268.3    $289.1     $311.0   $324.4   $1,192.8
  Selling, administrative
    and general expenses       138.9     141.0      146.7    158.3      584.9
  Research and development
    expenses                    24.1      31.5       28.9     31.7      116.2
  Other operating income, net   (3.2)     (4.2)      (2.0)    (4.4)     (13.8)
                             -------- ---------   --------  -------  ---------
Total operating costs and
  expenses                     428.1     457.4      484.6    510.0    1,880.1
                             -------- ---------   --------  -------   --------

Operating Earnings           $  64.0    $ 70.8     $ 88.0  $ 107.3    $ 330.1
                             ======== =========   ======== ========   ========



                  See accompanying notes for additional information.


                                MALLINCKRODT INC.
     NOTES TO CONSOLIDATED SALES AND EARNINGS & OPERATING COSTS AND EXPENSES


(1) Results for 1997 included a one-time research and development charge of $6.0 million, $3.8 million after taxes, or $.05 per share resulting from a strategic alliance to develop new magnetic resonance imaging technology during the first quarter.

    Also during the third quarter of 1997, the Company's Board of Directors approved a formal plan to divest Fries & Fries, Inc., a wholly owned subsidiary which owns a fifty percent interest in Tastemaker, the Company's flavor joint venture with Hercules, Inc. Fries & Fries, Inc.'s $510 million of short-term debt which is outstanding as of January 29, 1997 will be assumed as part of the divestiture. Results for Fries & Fries, Inc. have been accounted for as a discontinued operation, and accordingly, prior period results have been restated.

(2) Divested operations relates primarily to the divested cosmetic and electronic chemicals businesses.

(3) Results for 1996 included a noncash charge for write-off of purchased research and development of $3.7 million, $2.3 million after taxes, or $.03 per share, relating to the animal health acquisition of Syntro Corporation during the second quarter.

    Also during the second quarter of 1996, the animal feed ingredients business was sold. Results for the feed ingredients business have been accounted for as a discontinued operation, and accordingly, prior period results have been restated. Other principal factors affecting discontinued operations were an after tax gain of $35.4 million on the sale of the feed ingredients business and an after tax provision for additional environmental costs of $15.6 million.

(4) Results for 1994 included restructuring charges of $93.9 million, $58.8 million after taxes, or $.76 per share. Pre-tax charges included in human healthcare and animal health were $73.9 million and $20.0 million, respectively.

    Results for 1994 also included favorable tax adjustments of $3.0 million, or $.04 per share, resulting from U.S. and foreign tax law changes.

(5) Results for 1993 included restructuring charges of $334.1 million, $242.2 million after taxes, or $3.13 per share. Pre-tax charges included in human healthcare, specialty chemicals and animal health were $3.4 million, $47.9 million and $282.8 million, respectively.

    Results for 1993 also included corporate expense charges of $5.5 million, $3.4 million after taxes, or $.04 per share, from executive resignations.

(6) Results for 1992 included charges of $4.8 million, $3.0 million after taxes, or $.04 per share, related to technical manufacturing control problems at a Kansas City, Kansas, animal health manufacturing facility. These charges were more than offset by gains totaling $10.7 million, $6.7 million after taxes, or $.08 per share, from sales of investments.



                                    # # #




Mallinckrodt Inc.


By:  ROGER A. KELLER
------------------------
Roger A. Keller
Vice President, Secretary
and General Counsel

February 5, 1997